UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

___________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

___________________

Date of Report (Date of earliest event reported): January 24, 2023 (January 18, 2023)

Hawks Acquisition Corp

(Exact name of registrant as specified in its charter)

Delaware	001-40888	86-1273146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Lexington Avenue, 9th Floor New York, NY 10022
(Address of principal executive offices, including zip code)

(212) 542-4540

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   ☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable public warrant	HWKZ.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	HWKZ	New York Stock Exchange
Public warrants, each whole public warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	HWKZ WS	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 18, 2023, Hawks Acquisition Corp (the “Company”) was notified by the New York Stock Exchange (the “NYSE”) that it was not in compliance with the continued listing standards set forth in Section 802.01B of the NYSE Listed Company Manual because the company has fewer than 300 public stockholders.

The Company intends to deliver a business plan to the NYSE within 45 days of receipt of the notification outlining how it intends to cure the deficiency and comply with the NYSE continued listing requirement. The Company can avoid delisting if, within 18 months following receipt of the NYSE notice, the Company’s securities are owned by at least 300 public stockholders. The Company expects that upon completion of an initial business combination it will have at least 300 public stockholders.

If the Company’s common stock ultimately were to be delisted for any reason, including failure to comply with Section 802.01B of the NYSE Listed Company Manual, it could negatively impact the Company by (i) reducing the liquidity and market price of the Company’s common stock; (ii) reducing the number of investors willing to hold or acquire the Company’s common stock, which could further harm the performance of the Company’s common stock and negatively impact the Company’s ability to raise equity financing; (iii) limiting the Company’s ability to use a registration statement to offer and sell freely tradable securities, thereby preventing the Company from accessing the public capital markets; and (iv) impairing the Company’s ability to provide equity incentives to its employees.

Under the NYSE rules, the Company’s common stock will continue to be traded on the NYSE during this period, subject to the Company’s compliance with other continued listing requirements.

Item 7.01	Regulation FD Disclosure.

The Company issued a press release on January 24, 2023, announcing that it had received the notice of noncompliance with the NYSE’s continued listing standard. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Press release dated January 24, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKS ACQUISITION CORP

Date: January 24, 2023	By:	/s/ J. Carney Hawks
		Name:	J. Carney Hawks
		Title:	Chief Executive Officer